SCHEDULE 14A
Information Required in Proxy Statement
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☑	Definitive Proxy Statement
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Z TRIM HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2007

To the Stockholders of Z Trim Holdings, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Z Trim Holdings, Inc. (the "Company"), to be held at 11:00 a.m. Central Standard Time on December 19, 2007 at the Crowne Plaza Hotel, 510 E. RT. 83, Mundelein, Illinois, for the following purposes:

1.            To elect a Board of Directors of the Company to serve for the ensuing year and until their successors are elected and qualify;

2.           To ratify the appointment of Blackman Kallick Bartelstein LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2007; and

3.           To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only holders of the Company's common stock at the close of business on November 2, 2007 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. Such stockholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

Your vote is important. Even if you plan to attend the Annual Meeting, you are urged to complete, sign and return the enclosed proxy card in the enclosed postage-paid envelope in order to be certain your shares are represented at the meeting. If you decide to attend the meeting and wish to vote in person, you may revoke your proxy by written notice at that time.

By Order of the Board of Directors

Brian Chaiken
Secretary

Mundelein, Illinois
November 20, 2007

Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
December 19, 2007

The Board of Directors of Z Trim Holdings, Inc., an Illinois corporation (the "Company"), is soliciting the enclosed proxy for use at the 2007 Annual Meeting of the Stockholders of the Company to be held at 11:00 a.m., Central Standard Time, on December 19, 2007 and at any meetings held upon adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Crowne Plaza Hotel, 510 E. RT. 83, Mundelein, Illinois.

If the enclosed form of proxy is properly executed and returned, the shares represented will be voted in accordance with the instructions specified by the stockholder. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting, those shares will be voted (i) FOR the nominees for director set forth below under Proposal No. 1 (with discretionary authority of the proxy holders to cumulate votes); (ii) FOR the ratification of the appointment of Blackman Kallick Bartelstein LLP as the Company's independent public accountants for the fiscal year ending December 31, 2007 under Proposal No. 2; and (iii) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting. Proxies may be revoked at any time prior to being voted by delivery of written notice to the Company's Secretary, by submission of a later dated proxy, or by revoking the proxy and voting in person at the Annual Meeting.

This proxy statement, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and the enclosed form of proxy are being mailed or hand delivered to the Company's stockholders on or about November 20, 2007.

VOTING RIGHTS

Only stockholders of record at the close of business on November 2, 2007 (the "Record Date") will be entitled to notice of and to vote at the meeting. On that date there were 72,056,375.00 shares outstanding of the Company's class of common stock, par value $.00005 per share ("Common Stock"). No other voting securities were outstanding at the Record Date. Each share of Common Stock is entitled to one vote on all matters, except that cumulative voting rights currently are in effect for the election of directors. To conduct the business of the meeting, a quorum of stockholders must be present. This means the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote on the matters submitted to the stockholders must be represented in person or by proxy at the meeting. With respect to Proposal No. 1 (the "Election of Directors Proposal"), and the election of directors generally, each stockholder has cumulative voting rights, in which he may cast as many votes as there are directors to be elected for each share of Common Stock held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The seven  candidates receiving the greatest number of votes cast will be elected as directors of the Company. With respect to Proposal No. 2 (the "Ratification of the Appointment of Independent Public Accountants Proposal"), each stockholder may cast one vote for each share of Common Stock held by him and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting and entitled to vote on such proposal is required to approve the proposal. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting and entitled to vote is required to approve any other proposals which may properly come before the Annual Meeting or any adjournments thereof. Abstentions will be counted for purposes of determining a quorum but will not be counted otherwise, and broker non-votes on specific matters will not be counted for any purpose. Broker non-votes occur as to any particular proposal when a broker returns a proxy but does not have authority to vote on such proposal.

The Company will bear the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting. The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses for such solicitations.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

In accordance with the Company's Articles of Incorporation and its Bylaws, the Board of Directors by resolution has fixed the total number of directors at seven. Steven J. Cohen, Triveni Shukla, Brian S. Israel, Michael Donahue, Mark Hershhorn, Harvey Rosenfield and Randal Hoff have been designated by the Board of Directors as its nominees for election as directors at the Annual Meeting. Each director elected shall serve until the next Annual Meeting or until his or her successor has been elected and duly qualified. Since only seven nominees are to be elected, proxies cannot be voted for more than seven individuals.

Each stockholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The seven candidates receiving the greatest number of votes cast will be elected as directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for nominees. If any one or more of such nominees should for any reason become unavailable for election, the Board of Directors may provide for a lesser number of directors or designate a substitute nominee. In such event, shares represented by proxies may be voted for a substitute director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 TO ELECT ALL NOMINEES TO THE BOARD OF DIRECTORS FOR A TERM EXPIRING AT THE 2008 ANNUAL MEETING.

The following sets forth brief biographical information for each director nominee. All directors and officers of the Company hold office for their respective terms and until their successors have been elected and qualified.

NAME	AGE	POSITION

Steven J. Cohen	53	President and Director

Triveni Shukla	64	Executive V.P., Marketing & Technology and Director Nominee

Brian S.Israel	50	Director and Audit Committee Chairman

Michael Donahue	50	Director

Mark Hershhorn	58	Director Nominee

Harvey Rosenfeld	50	Director Nominee

Randal Hoff	55	Director Nominee

STEVE J. COHEN, the Company's President has been employed by Z Trim since 2002 when he was hired as its director of investor relations.  He was promoted to Vice President of Corporate Development in 2003 and to President in 2006 when he also began serving on the Board of Directors.  In August of 2007 Mr. Cohen assumed the role of chief executive officer.  Prior to joining Z Trim, Mr. Cohen had 25 years' experience at the Chicago Mercantile Exchange where he worked in various brokerage house positions as well as a trader. Mr. Cohen attended college at the University of Illinois and Oakton Community College.  Mr. Cohen, was a member of the U.S. Olympic team at the 1988 Olympics in Seoul and was a coach for the U.S. Olympic Team at the 2000 Olympics Coach in Sydney Australia.

TRIVENI P. SHUKLA, Ph.D. is the Executive Vice President, Marketing & Technology for Z Trim Holdings, Inc. Prior to joining Z Trim, Dr. Shukla was the President of F.R.I. Enterprises LLC from 1985 through 2003.  Dr. Shukla served as Corporate Manager, R&D, Technical Service, and Engineering for the Krause Milling Company, which became part of ADM in 1985, from 1973 through 1984.  Dr. Shukla served as Associate Director, Research and Planning, for Phelco-Land O’Lake from 1969 through 1973. He was Quality Control Incharge for the National Dairy Research Institute, India and was the youngest gazetted  Officer approved by Union Public Service Commission, India.  Dr. Shukla was a third party expert for International Finance Corporation/Word Bank from  1991 through 2001. Dr. Shukla has provided advisory services to the following companies around the globe: US Feed Grains Council, Indian Council of Agricultural Research, Winrock International, Labbat Anderson Group,  Anheuser-Busch,  A.E. Staley, American Maize Co., Bimbo (Mexico), Cedarburg Dairy/Kemp, Cargill, ConAgra, Experience Inc., Frigo Cheese Co./Unigated Ltd., Grupo Minsa s.a. de c.v. (Mexico), Heinz Co./Ore-Ida Foods, Heinz Co./Foodways Natl., Hershey Foods Corporation, Illinois Cereal Mills, Kraft-General Foods,  Mexican Accent Inc., Monsanto Company, Nabisco Brands, National Honey Board, Oscar Meyer Foods/Philip Morris, Procter & Gamble, Quaker Oats, Sigma Alimentos/Grupo Alpha (Mexico), Group Minsa of Mexico and Matrix Group of Malaysia.  Dr. Shukla’s advisory services have been of the nature of privatization, business planning, innovation and R&D, plant start-up, and management of intangible assets.  Dr. Shukla has designed turnkey facilities in Colombia, India, Malaysia, and Taiwan.  Some of Dr. Shukla’s accomplishments include

•	Congressional Liaison, Institute of Food Technology’s research Committee
•	Chairman, Technical Board, American Corn Miller’s Federation, Washington, D.C.(1977-1984)
•	Industry Member USDA’s NC-51 (1980-84)
•	Panelist at Harvard’s Agriculture and Biotechnology Program
•	Member, Advisory Panel, American Association of Cereal Chemists(1999-Present)
•	Cornerstone Member, Council of Agricultural Science and Technology
•	Member, Board of Directors, Matrix Specialties, K.L., Malaysia
•	Business Planning Advisor to Universal Food’s, Milwaukee, WI and Pinahs Co., Waukesha, WI

Dr. Shukla received his B.Sc. (Agricultural Engineering) from the University of Gorakhpur, India, First in the University, and his M.Sc. (Food/ Engineering) from Agra University, India, First in the Faculty of Agriculture, and his Ph.D. (Food/Dairy Technology) from University of Illinois, Urbana-Champaign.

BRIAN S. ISRAEL was appointed in 2007 to fill a vacancy in the Company’s Board of Directors and serves as the Chairman of the Audit Committee.  He currently provides strategic planning, training and project management services to businesses and non-profit entities as an independent consultant. He also serves as President of North Shore Custom Homes, Ltd.  Mr. Israel has spent more than 20 years in the real estate finance industry, during which he managed teams responsible for production, operations, risk management, product and policy development, technology and project management functions for a major national lender and a large regional commercial bank.

MICHAEL DONAHUE is recognized around the world for his ability to change the fundamental way companies project their “story” under ever-evolving global business and market dynamics.  During his twenty plus year career Mr. Donahue has been a trusted advisor to boards and CEOs of Fortune 500 companies requiring the need to build credibility and trust among a diverse group of constituents, employees, customers, shareholders, the media, and the public. In 2006, Mr. Donahue established a multidimensional communications, marketing and issue management firm.  From 1987 to 2006, Mr. Donahue worked for McDonald’s Corporation.  During the first ten years of his career with McDonald’s, Mr. Donahue served in increasingly responsible positions to become an officer and senior executive as Vice President of Communications.  Mr. Donahue brought clear vision to the office of the President and CEO and aligned cross-functional disciplines from the executive suite to the field.  His actions were critical to establishing new brand relevance and consumer loyalty, which resulted in one of the most significant turnarounds in recent corporate history, i.e. from the first quarterly loss in thirty years to record breaking sales. Before joining McDonald’s, Mr. Donahue spent five years as a Manager/Director with the Illinois Retail Merchants Association, National Federation of Independent Business and 3M Corporation where he created favorable environments for small businesses to conduct business with minimal regulatory restriction. He then transitioned into public office to assist the incumbent Governor to address small business concerns as Deputy Director for the State of Illinois Commerce Department.

MARK HERSHHORN has a background in the marketing and operations of nutrition systems, food industry marketing and transactional television.  Mark currently serves as President and co-owner of CKS & Associates Management LLC; President and CEO of CKS & Associates; CEO of Midwest Real Estate Investment LLC; General Partner of New Horizons West LLP, and CEO of New Horizons Real Estate Holdings LLC.  During much of the 1990’s, Mark served as  President, CEO and director of National Media Corporation (NYSE-NMC) and as Chairman of the company’s international subsidiary, Quantum International Ltd.  Prior to that, Mark served as Senior Vice President of food operations and joint ventures for Nutri/System, Inc.  During the 1980’s, Mark was Chief Financial Officer, Treasurer, Vice President and director of the Franklin Mint.  Mark has also held positions with companies such as Price-Waterhouse, Pfizer Diagnostics, and Wallace and Wampole Laboratories.  Mark received his BS Degree in Economics from Rutgers University and an MBA from the Wharton School of Finance, University of Pennsylvania.

RANDAL HOFF is a senior executive with over thirty years of diverse general management, sales, financial, and administrative experience with the industrial group of a $2.5 billion multinational food company.  Mr. Hoff has been Vice-President and General Manager of McCormick and Co, Inc.’s McCormick Flavor Division since 2000, where he managed the Ingredient, Seasoning and Flavor sub-divisions for their industrial business in the United States.  He was additionally responsible for McCormick Canada and McCormick Pesa, the industrial divisions of McCormick in Canada and Mexico, with total sales of approximately $400 million with over 1100 employees and 6 manufacturing plants.  From 1998 to 2000, Mr. Hoff was the Vice President – Sales and Marketing for McCormick Flavor Division, managing a direct sales force of over 20 Account Managers, 3 Regional Directors and sales organization to cover all major multi-national consumer product food companies in the United States.  From 1997 to 1998, Mr. Hoff served as Vice President Business Development – Flavors for McCormick Flavor Division, creating a strong organizational and sales/marketing emphasis on the development and sale of Flavors by McCormick, where he achieved market credibility and double digit sales growth.  Mr. Hoff served as President of McCormick & Wild, Inc. from 1994 through 1997, a $13 million joint venture specializing in the development, sale and manufacture of natural fruit flavors in North America.  From 1982 through 1994, Mr. Hoff held various management positions in McCormick Flavor Group and McCormick & Wild, Inc. including Director of Finance and Administration, Account Manager, Director – MIS, Director – Quality Management, and Controller & CFO.  Mr. Hoff has a B.A. in Accounting and Economics from Augustana College, an MBA in Finance and MIS from Northwestern University,  J.L. Kellogg Graduate School of Management, and is a Certified Public Accountant.

HARVEY ROSENFELD has been the Chairman and CEO of U.S.A. Group, Inc. since July of 1987.  He founded the third party administration company to provide plan services to wholesale and retail sectors of the employee benefits marketplace.  Mr. Rosenfeld served as Vice President and Group Manager of Continental Illinois Bank from 1979 to 1987.  At Continental, he was the Senior Manager with bottom line responsibility for one internationally-based and six domestic Trust businesses as well as the bank’s Safekeeping Division.  From 1975 to 1979, Harvey served as Vice President and Manager of Southeast Banks, and from 1967 to 1975 he served as Vice President of Maryland National Bank.  Mr. Rosenfeld established a global network covering financial institutions in twenty-three countries to facilitate trading of international securities and currencies, he has taught graduate level courses offered by the Wharton School of Business to industry executives, as well as the CEBS program to benefits professionals, and he is a frequent speaker at industry seminars and conventions and has authored articles on benefits issues for various publications.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
AND PRINCIPAL SHAREHOLDERS

Meetings and Compensation of the Board of Directors

During the fiscal year ended December 31, 2006, the Board of Directors of the Company held 12 meetings. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors. The Company expects all of its directors to attend the annual meetings of stockholders. All of the directors attended last year's meeting.  Directors are not compensated other than with stock options are disclosed in this proxy statement.

Committees of the Board of Directors

Audit Committee

The Board of Directors has an Audit Committee composed of three directors, Brian S. Israel, Steve H. Salgan, and Stanford J. Levin, each whom is considered an "independent director" under the rules of the American Stock Exchange and the Securities and Exchange Commission ("SEC"). The Board of Directors has determined that Brian Israel qualifies as an "audit committee financial expert" under SEC rules and that Alan G. Orlowky (the previous audit committee chairman) was so qualified during the last fiscal year. Twelve meetings of the Audit Committee were held during the last fiscal year. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants.

Audit Committee Report

The Audit Committee of the Board of Directors has:

•	Reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent public accountants;

•
Discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and

•
Received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company) and has discussed with the Company's independent public accountants that firm's independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Auditor Fees and Services

The following is a summary of the fees billed to the Company by Spector & Wong LLP for professional services rendered for the fiscal year ended December 31, 2006, and for the fiscal year ended December 31, 2005:

FEE CATEGORY	2006	2005
Audit Fees(1)	$40,000	$37,000
Audit-Related Fees(2)	$45,500	$45,500
Tax Fees(3)	-------	-------
All Other Fees(4)	-------	-------
Total Fees	$85,500	$82,500

     (1)  Audit Fees consist of fees billed for professional services rendered for the audit of the Company's financial statements and for reviews of the interim financial statements included in the Company's quarterly reports on Form 10-QSB.
     (2)  Audit-Related Fees consist of fees billed for professional services rendered for audit-related services, including consultation on SEC filings and the issuance of consents, audit of the business or assets acquired or considered as candidates and consultations on other financial accounting and reporting related matters.
     (3)  Tax Fees consists of fees billed for professional services relating to tax compliance and other tax advice.
     (4)  All Other Fees consist of fees billed for all other services.

The Audit Committee pre-approved all audit and non-audit services described above rendered to the Company by Spector & Wong during fiscal 2006, and has pre-approved similar services to be rendered during fiscal 2007 pursuant to the Pre-Approval Policy and Procedures attached. The Audit Committee believes the rendering of these services is not incompatible with the independent auditors maintaining their independence.

THE AUDIT COMMITTEE
Alan G. Orlowsky
Steve H. Salgan
Stanford J. Levin

Compensation Committee

     The Board of Directors has a Compensation Committee composed of three directors, Brian S. Israel, Steve H. Salgan, and Stanford J. Levin, each whom is considered an "independent director" under the rules of the American Stock Exchange and the Securities and Exchange Commission ("SEC").

Compensation Committee Interlocks and Insider Participation

None of our executive officers has served:

  •   as a member of the compensation committee of another entity which has had an executive officer who has served on our compensation committee;

  •   as a director of another entity which has had an executive officer who has served on our compensation committee; or

  •   as a member of the compensation committee of another entity which has had an executive officer who has served as one of our directors.

There are no arrangements with any director or officer regarding any election or appointment to any office of the Company. There is no family relationship between any director or executive officer of the Company.

Nominations to the Board of Directors

The independent directors of the Company identify candidates for director nominees through recommendations solicited from other directors, the Company’s executive officers, search firms or other advisors, shareholders pursuant to the procedures set forth below, and through such other methods as the independent directors deem to be helpful.  Based upon an evaluation of the candidates by the independent directors, they recommend to the full board candidates they have determined to be qualified for serving on the board.  Shareholders, in submitting recommendations to the independent directors for consideration, shall adhere to the following procedures:

•
Recommendations for nomination must be received by a date not later than the close of business on the 120th calendar day prior to the calendar date the Company’s proxy statement was filed with the Securities and Exchange Commission in connection with the previous year’s annual meeting of shareholders or special meeting in lieu of annual meeting of shareholders; provided, however, that with respect to the Company’s 2007 annual meeting of shareholders, the independent directors must receive any such recommendation for nomination by a date not later than the close of business on the 20th calendar day prior to the date of the annual meeting of shareholders, and with respect to the Company’s 2008 annual meeting of shareholders, the independent directors must receive any such recommendation for nomination by April 30, 2008.

•
Such recommendation for nomination shall be made in writing and shall include the following information: (A) name of the shareholder making the recommendation; (B) a written statement disclosing such shareholder’s beneficial ownership of the Company’s securities; (C) name of the individual recommended for consideration as a director nominee; (D) a written statement as to why such recommended candidate would be able to fulfill the duties of a director; (E) a written statement describing how the recommended candidate meets the independence requirements established by the exchange upon which the securities of the Company are traded, currently the American Stock Exchange; (F) a written statement disclosing the recommended candidate’s beneficial ownership of the Company’s securities; (G) a written statement disclosing relationships between the recommended candidate and the Company which may constitute a conflict of interest; and (H) a written statement by the recommended candidate that the candidate is willing and able to serve on the board.

The composition of the board shall meet the independence requirements promulgated by the exchange upon which the securities of the Company are traded, currently the American Stock Exchange.  The Company requires its directors to possess certain minimum qualifications, including adequate experience, the absence of any conflicts of interest and the absence of any prior bad acts.  Among the further considerations of the Company in its selection of director are a candidate’s knowledge of the Company’s business and industry, prior education, demonstrated ability to exercise sound business judgment, reputation for integrity and high moral and ethical character, potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the board as a whole and diligence and dedication to the success of the Company.  Additional specific director qualification criteria are set forth in the Company's bylaws.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to the Bylaws, the Company has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if such person acted in good faith and in a  manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit or proceeding by judgment or settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the corporation or, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his or her conduct was unlawful.

EXECUTIVE OFFICERS AND DIRECTORS

The following table and narrative sets forth certain information with respect to our executive officers and directors (but the narrative below does not repeat the biographical information of the director nominees set forth above).

NAME	AGE	POSITION

Steven J. Cohen	53	President and Director

Alan G. Orlowsky*	58	Chief Financial Officer and Director

Michael J. Theriault	55	Chief Operating Officer

Triveni Shukla	64	Executive V.P., Marketing & Technology and Director	Nominee

Brian S. Israel	50	Director and Audit Committee Chairman

Michael Donahue	50	Director

Dana L. Dabney*	57	Vice President and Director

Steve H. Salgan, M.D.*	55	Director

Stanford J. Levin*	55	Director

_______________________
* Not standing for reelection to the Board of Directors

ALAN G. ORLOWSKY, J.D., C.P.A. has served as our Chief Financial Officer since May 1, 2007 and has been a member of our Board of Directors since 2004 (serving as the Chairman of the Audit Committee from 2004 until 2007). Until 2007, he was the President of A.G. Orlowsky, Ltd, a law firm established in 1980, specializing in tax, financial, and estate planning services. Mr. Orlowsky worked for the I.R.S. and Deloitte & Touche as a tax professional and he taught Accounting, Taxation, and Business Law at Northeastern Illinois University School of Business and Loyola University of Chicago School of Business.

           MICHAEL J. THERIAULT has served as our Chief Operating Officer since June 1999. His professional experience includes progressive operations, programming, design, support, consulting, project management, and department management experience in manufacturing, insurance, medical, consulting, and mortgage banking industries on both mainframe and personal computer equipment. From September 1989 until May 1999, Mr. Theriault was employed by Recon Optical, Inc., for whom he served as Supervisor of Business Systems from June 1997 until May 1999, and Senior Systems and Programming Specialist and Senior Project Leader of Manufacturing from September 1989 until June 1997.

DANA L. DABNEY. Mr. Dabney has been a member of the board of directors of the Company and has held various offices, including CFO, vice president of sales and marketing and secretary, since January 1997. Currently Mr. Dabney serves as the Company's Vice President. During the first two years of development of the Company, Mr. Dabney was also employed as a mortgage broker. From 1994 until December 1997, Mr. Dabney was employed by State Financial Bank in Richmond, Illinois, and from January 1998 until December 1998 he was employed by Mortgage Market Corporation in Illinois.

STEVE H. SALGAN, M.D. Dr. Salgan has been a director since March 2000. Since January 1998, Dr. Salgan has been president of Steven H. Salgan, M.D., Ltd., a practice specializing in primary care internal medicine and general/family medicine. He has been a member of the American Association of Professional Ringside Physicians since 1997 and a member of the Internal Medicine Subcommittee for Quality Assurance of Saint Margaret Mercy Hospital in Hammond, Indiana since 1996.

STANFORD J. LEVIN. Mr. Levin has been a director since March 2000. Since 1988, Mr. Levin has been the proprietor of Levin Enterprises, an auto brokerage company located in Indiana. From January 1986 until June 1988, Mr. Levin was a public school teacher. From May 1981 until May 1985, he was employed by Hohman Professional Corp., a real estate development and management company where his duties included commercial real estate management and overseeing renovations. From June 1975 until May 1981, he was employed by Yale Corporation of Hammond, a real estate management company, where his responsibilities included commercial real estate management.

OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of November 15, 2007, the beneficial ownership of our common stock by each of our current directors, each executive officer named in the Summary Compensation Table, and by all directors and named executive officers as a group.

Name and Address	Number		Percent of Total
Steven J. Cohen	1,309,900	(1)	1.8%
1011 Campus Drive.
Mundelein, IL 60060

Alan G. Orlowsky	1,274,750	(2)	1.8%
1011 Campus Drive.
Mundelein, IL 60060

Michael J. Theriault	1,934,000	(3)	2.7%
1011 Campus Drive.
Mundelein, IL 60060

Dana L. Dabney	3,343,000	(4)	4.6%
1011 Campus Drive.
Mundelein, IL 60060

Triveni Shukla 1011 Campus Drive. Mundelein, IL 60060	840,000

Brian Israel	201,000	(6)	*
1011 Campus Drive.
Mundelein, IL 60060

Stanford J. Levin	703,300	(7)	1.0%
1011 Campus Drive.
Mundelein, IL 60060

Steven H. Salgan	1,276,915	(8)	1.8%
1011 Campus Drive.
Mundelein, IL 60060

Michael A. Donahue	100,000	(9)	*
1011 Campus Drive.
Mundelein, IL 60060

Total of all Officers and Directors	10,792,865		15.0%

*	Less than 1%.
(1)	Includes options to acquire 1,299,309 shares.
(2)	Includes options to acquire 1,220,000 shares. Does not include non-vested options to acquire 250,000 shares.
(3)	Includes options to acquire 1,755,000 shares.
(4)	Includes options to acquire 1,685,000 shares.
Includes options to acquire 840,000 shares.
(6)	Includes options to acquire 200,000 shares.
(7)	Includes options to acquire 575,000 shares.
(8)	Includes options to acquire 475,000 shares.
(9)	Includes options to acquire 100,000 shares.
(10)	Includes options to acquire 1,685,000 shares.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

The following table sets forth, as of November 15, 2007, the beneficial ownership of our common stock by each person known to us to beneficially own more than 5% of our outstanding shares of common stock.

Name and Address	Number	Percent of Total
Gregory J. Halpern	14,716,100	20.4%
1713 North Player Ct.
Vernon Hills, IL 60061

Total of all Principal Shareholders	14,716,100	20.4%

EXECUTIVE COMPENSATION

     The following summary compensation table sets forth information regarding compensation paid during 2005 and 2006 to our Principal Executive Officer and our two most highly compensated officers other than the principal executive officer.

	SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Option awards		Total
Gregory J. Halpern,	2005	$119,711	$1,000,000		$1,119,711
Chairman and Chief Executive Officer[1]	2006	$142,537	$1,225,000	(1)	$1,367,537

Steven J. Cohen	2005	$65,300	$625,000		$690,300
Director and President	2006	$132,176	$775,000	(2)	$907,176

Dana L. Dabney	2005	$51,400	$602,000		$653,400
Director and Chief Financial Officer	2006	$161,287	$875,000	(3)	$1,036,287

Triveni Shukla	2005	$105,417	$375,000		$480,417
Executive VP of Marketing & Technology	2006	$127,267	$590,000	(4)	$717,267

(1)	Includes 425,000 modified options
(2)	Includes 75,000 modified options
(3)	Includes 275,000 modified options
(4)	Includes 550,000 modified options

Employment Agreements

The Employment Agreements between the Officers and Company are as follows: Michael J. Theriault Employment Agreement, dated January 2, 2004; Dana L. Dabney Employment Agreement, dated January 2, 2004; Steve J. Cohen Employment Agreement dated March 28, 2006; Alan G. Orlowsky Employment Agreement dated May 1, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information as to outstanding equity awards as of December 31, 2006 held by our named executive officers and directors.

	Original Stock Options Granted
			Number of
	Date of	Date of	Options	Total	Exercise	Expiration	Outstanding
Optionee	Grant	Vesting	Granted	Options	Price	Date	12/31/2006

Steve Cohen	11/17/04	11/17/04	145,000		$0.75	11/17/08	130,000
	05/16/05	05/16/05	125,000		$0.50	05/16/09	24,309
	05/16/05	05/16/05	85,000		$2.00	05/16/09	85,000
	05/16/05	05/16/05	65,000		$3.00	05/16/09	65,000
	11/17/04	11/17/04	5,000		$0.75	11/17/08	5,000	[2]
	10/25/05	10/25/05	250,000		$1.00	10/25/09	250,000
	03/22/06	03/22/06	100,000		$0.85	03/22/10	100,000
	08/14/06	08/14/06	600,000		$1.06	08/14/10	600,000
	08/14/06	08/14/06	75,000	1,450,000	$1.06	01/02/10	75,000
						TOTAL	1,334,309
Dana L. Dabney	11/17/04	11/17/04	5,000		$0.75	11/17/08	5,000
	11/17/04	11/17/04	5,000		$0.75	11/17/08	5,000
	11/17/04	11/17/04	200,000		$0.75	11/17/08	200,000
	11/17/04	11/17/04	200,000		$0.75	11/17/08	200,000
	05/16/05	05/16/05	250,000		$0.50	05/16/09	150,000
	10/25/05	10/25/05	250,000		$1.00	10/25/09	250,000
	08/14/06	08/14/06	600,000		$1.06	08/14/10	600,000
	08/14/06	08/14/06	250,000		$1.06	01/02/10	250,000
	08/14/06	08/14/06	25,000	1,785,000	$1.06	03/01/10	25,000
						TOTAL	1,685,000
Gregory Halpern	11/17/04	11/17/04	5,000		$0.75		5,000
	11/17/04	11/17/04	400,000		$0.75		400,000
	11/17/04	11/17/04	400,000		$0.75		400,000
	05/16/05	05/16/05	500,000		$0.55		318,182
	10/25/05	10/25/05	500,000		$1.10		500,000
	08/14/06	08/14/06	800,000		$1.06		800,000
	08/14/06	08/14/06	400,000		$1.06		400,000
	08/14/06	08/14/06	25,000	3,030,000	$1.06		25,000
	11/17/04	11/17/04	5,000		$0.75		5,000	[3]
	11/17/04	11/17/04	100,000		$0.75		100,000	(3)
	05/16/05	05/16/05	100,000		$0.50		100,000	(3)
	10/25/05	10/25/05	75,000		$1.00		75,000	(3)
	08/14/06	08/14/06	200,000		$1.06		200,000	(3)
	08/14/06	08/14/06	100,000	580,000	$1.06		100,000	(3)
	11/17/04	11/17/04	1,500		$0.75		1,500	(3)
	01/21/07	01/21/07	10,000	11,500	$1.18		-
	11/17/04	11/17/04	1,500		$0.75		1,500	(3)
	01/21/07	01/21/07	10,000	11,500	$1.18		-
	11/17/04	11/17/04	1,500		$0.75		1,500	(3)
	01/21/07	01/21/07	10,000	11,500	$1.18		-
						TOTAL	3,432,682
Triveni Shukla	11/17/04	11/17/04	175,000		$0.75	11/17/08	161,608

	10/25/05	10/25/05	250,000		$1.00	10/25/09	250,000
	02/01/06	02/01/06	40,000		$1.00	02/01/10	40,000
	08/14/06	08/14/06	350,000		$1.06	08/14/10	350,000
	08/14/06	08/14/06	200,000	1,015,000	$1.06	01/02/10	200,000

							TOTAL	1,001,608
Alan Orlowsky	01/08/04	01/08/04	45,000		$2.30	01/08/07	01/08/08	45,000
	11/17/04	11/17/04	100,000		$0.75	11/17/07	11/17/08	100,000
	05/16/05	05/16/05	125,000		$0.50	05/16/08	05/16/09	125,000
	10/25/05	10/25/05	125,000		$1.00	10/25/08	10/25/09	125,000
	08/14/06	08/14/06	300,000		$1.06	08/14/09	08/14/10	300,000
	08/14/06	08/14/06	25,000		$1.06	03/01/09	03/01/10	25,000
	01/08/07	01/08/07	45,000		$2.30	01/08/09	01/08/10
	05/01/07	05/01/07	500,000		$1.36	05/01/10	08/20/10
	05/01/07	05/01/08	250,000		$1.36	05/01/11
	09/17/07	01/21/04	45,000	1,560,000	$5.00	01/21/09	01/21/10
							TOTAL	720,000
Steve Salgan	11/17/04	11/17/04	100,000		$0.75	11/17/07	11/17/08	100,000
	10/25/05	10/25/05	100,000		$1.00	10/25/08	10/25/09	100,000
	08/14/06	08/14/06	250,000		$1.06	08/14/09	08/14/10	250,000
	08/14/06	08/14/06	25,000	475,000	$1.06	03/01/09	03/01/10	25,000
							TOTAL	475,000
Stan Levin	11/17/04	11/17/04	100,000		$0.75	11/17/07	11/17/08	100,000
	05/16/05	05/16/05	100,000		$0.50	05/16/08	05/16/09	100,000
	10/25/05	10/25/05	100,000		$1.00	10/25/08	10/25/09	100,000
	08/14/06	08/14/06	250,000		$1.06	08/14/09	08/14/10	250,000
	08/14/06	08/14/06	25,000	575,000	$1.06	03/01/09	03/01/10	25,000
							TOTAL	575,000

1  Mr. Halpern resigned as Chairman and CEO as of August 20, 2007.
2 Beneficial ownership attributed to Steve Cohen  by virtue of grant to family member.
3 Beneficial ownership attributed to Greg Halpern by virtue of grant to family member.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information as of the year ended December 31, 2006 with respect to compensation plans under which the Company is authorized to issue shares.

NUMBER OF SHARES
REMAINING AVAILABLE
WEIGHTED-AVERAGE	FOR FUTURE ISSUANCE
EXERCISE PRICE OF	UNDER EQUITY
OUTSTANDING	COMPENSATION PLANS	NUMBER OF SHARES TO BE
OPTIONS,	(EXCLUDING SECURITIES	ISSUED UPON EXERCISE OF
WARRANTS AND	REFLECTED IN 1ST	OUTSTANDING OPTIONS,
RIGHTS	PLAN CATEGORY	WARRANTS AND RIGHTS
COLUMN)

Equity compensation plans approved by security holders (1)
$0.99	84,913	19,915,087

Equity compensation plans not approved by security holders (2)

Total
$0.99	84,913	19,915,087

(1)	These plans consist of the 1999, 2002 Stock Incentive Plan and the 2004 Equity Incentive Plan.
(2)	The Company does not maintain any equity compensation plans that have not been approved by the stockholders.

Plan Benefits

As of November 15, 2007 option grants to our current executive officers and directors to purchase the following number of shares of common stock have been made under our 1999 Stock Option Plan Stock, 2002 Stock Incentive Plan and our 2004 Equity Incentive Plan: 16,011,523 total; current executive officers as a group---6,619,809; current non-employee directors as a group---1,350,000; and all other current employees and consultants as a group---8,041,714.

The benefits and amounts that may be received in the future by persons eligible to participate in the 2004 Equity Incentive Plan are not currently determinable, except as to those future automatic grants to be awarded to non-employee directors as automatic option grants.

CODE OF ETHICS

     The Company has adopted a "Code of Ethics and Business Conduct," which is applicable to all Company directors, executive officers and employees, including the principal executive officer and the principal financial and accounting officer. The "Code of Ethics and Business Conduct" is available on the Company's website at http://www.ztrim.com. The Company will post amendments to or waivers under this Code on its website.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF BLACKMAN KALLICK BARTELSTEIN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

     The Board of Directors has appointed the firm of Blackman Kallick Bartelstein LLP as the Company's Independent public accountants for the fiscal year ending December 31, 2007 and recommends that the stockholders ratify such selection. Each stockholder may cast one vote for each share of Common Stock outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting on such proposal is required to approve the proposal.

     Blackman Kallick Bartelstein LLP will have representatives present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF BLACKMAN KALLICK BARTELSTEIN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

OTHER BUSINESS

The Board of Directors knows of no matters other than those listed in the attached Notice of the Annual Meeting that are likely to be brought before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournment thereof, however, the persons named in the enclosed form of proxy will vote all proxies given to them in accordance with their best judgment of such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, officers and directors of the company and persons who beneficially own more than 10% of our common shares are required to file with the SEC and furnish to the company reports of ownership and change in ownership with respect to all equity securities of the company. Based solely on our review of the copies of such reports received by us during or with respect to the fiscal year ended December 31, 2006 and all prior years, and written representations from such reporting persons, we believe that our officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to such individuals with the exception of the following late filings: (a) Mr. Gregory Halpern was late filing 3 Form 4s with respect to 6 transactions; (b) Mr. Michael Theriault was late filing 4 Form 4s with respect to 6 transactions; (c) Mr. Alan Orlowsky was late filing 3 Form 4s with respect to 5 transactions; (d) Mr. Stanford Levin was late filing 3 Form 4s with respect to 4 transactions; (e) Mr. Dana Dabney was late filing 5 Form 4s with respect to 7 transactions; (f) Mr. Steve Salgan was late filing 4 Form 4s with respect to 5 transactions; and (g) Mr. Steve Cohen was late filing a Form 3 and 2 Form 4s with respect to 3 transactions.

CURRENT FINANCIAL INFORMATION

Financial information for the Company's most recent fiscal year-end is included in the accompanying Annual Report on Form-10KSB for the fiscal year ended December 31, 2006.

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON RECEIVING THIS PROXY STATEMENT AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENT SCHEDULES, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. SUCH REQUEST MUST BE IN WRITING AND DIRECTED TO DANA L. DABNEY, THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL OFFICE.

DOCUMENTS INCORPORATED BY REFERENCE

The Pre-Approval Policy and Procedures established by the Audit Committee Charter is hereby incorporated by reference. A copy may be obtained by writing to the Company's office, Attention: BRIAN CHAIKEN, Secretary

STOCKHOLDER COMMUNICATIONS

Stockholders may contact the Board of Directors by writing them c/o Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060. All communications directed to the Board will be delivered to the Board of Directors.

STOCKHOLDER PROPOSALS

Any proposal intended to be presented by a stockholder at the Company's 2008 Annual Meeting of Stockholders must be received in writing at the Company's principal executive offices by February 28, 2008 so that it may be considered by the Company for inclusion in the proxy statement and form of proxy or in the information statement relating to that meeting. In addition, in the event that the Company receives notice of a stockholder proposal intended for inclusion at the 2008 Annual Meeting but not intended for inclusion in the Company's proxy statement for such meeting at the Company's principal executive offices no later than April 1, 2008, then so long as the Company includes in its proxy statement for such meeting the advice on the nature of the proposal and how the named proxy holders intend to vote the shares for which they have received discretionary authority, such proxy holders may exercise discretionary authority with respect to such proposal, except to the extent limited by SEC rules governing stockholder proposals.

By Order of the Board of Directors

Brian Chaiken
Secretary

Mundelein, Illinois
November 20, 2007

Z TRIM HOLDINGS, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
December 19, 2007

Solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned hereby appoints Steven J Cohen and Triveni Shukla, and each of them, as proxies with full power of substitution, to vote all shares of common stock which the undersigned has power to vote at the Annual Meeting of Stockholders of Z Trim Holdings, Inc., to be held at 11:00 a.m. Central Standard Time on November 19, 2007 at the Crowne Plaza Hotel, 510 E. RT. 83, Mundelein, Illinois, and at any adjournment or postponement thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares.

This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR THE ELECTION OF DIRECTORS (WITH DISCRETIONARY AUTHORITY OF THE PROXY HOLDERS TO CUMULATE VOTES), AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS. This Proxy will be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

(PLEASE VOTE AND SIGN ON THE OTHER SIDE)

This proxy is solicited by the Board of Directors. The Board of Directors recommends a vote "FOR" the Directors nominated and "FOR" the ratification of the appointment of Blackman Kallick Bartelstein LLP.

1.   Election of Directors.

Nominees: Steven J. Cohen, Triveni P. Shukla, Brian S. Israel, Michael Donahue, Mark Hershhorn, Harvey Rosenfeld, Randal Hoff

 [__] Vote for all (except as marked to the contrary below).

 [__] Withhold authority to vote for all.
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.)

____________________________________________

2.   Ratification of the appointment of Blackman Kallick Bartelstein LLP as independent public accountants for the fiscal year ending December 31, 2007.

[_] For	[_] Against	[_] Abstain

3.   In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

Please indicate whether you will attend the Annual Meeting of Stockholders on December 19, 2007.

I |__| plan	|__| do not plan to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE		Date

SIGNATURE		Date
Signature if held jointly

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.

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